UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2005

AMERICAN FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Ohio	1-13653	31-1544320
_________________________________________________________________________________________________
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

One East Fourth Street, Cincinnati, OH	45202
____________________________________________________________	______________________________
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code 513-579-2121

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

/ /	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
/ /	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
/ /	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
/ /	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

At the May 19, 2005 Annual Shareholders' Meeting, the shareholders of the Company approved the Company's 2005 Stock Incentive Plan. The Plan reserves 5,000,000 shares of Common Stock for award to employees of the Company and its subsidiaries in the form of stock options, stock appreciation rights, restricted and unrestricted stock, performance awards and other stock unit awards. The Plan does not permit the repricing of options or stock appreciation rights without the approval of shareholders and does not contain an "evergreen" provision to automatically increase the number of shares issuable under the 2005 Plan.

Item 9.01.    Financial Statements and Exhibits.

        (c)    Exhibits

10.1	2005 Stock Incentive Plan (incorporated by reference to Annex I to the Company's Proxy Statement filed April 15, 2005).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN FINANCIAL GROUP, INC.

Date: May 23, 2005	By: Karl J. Grafe
Karl J. Grafe
Vice President